EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                                    U.S. BANK
                           NATIONAL ASSOCIATION (Exact
                               name of Trustee as
                            specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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           180 East Fifth Street
            St. Paul, Minnesota                           55101
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 (Address of principal executive offices)              (Zip Code)
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                               Richard H. Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)


                                SEACOR SMIT, INC.
                     (Issuer with respect to the Securities)

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           Delaware                                      13-3542736
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  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)
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    11200 Richmond Ave.,  Suite 400
           Houston, Texas                                 77082
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(Address of Principal Executive Offices)                (Zip Code)
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                                 DEBT SECURITIES
                                    WARRANTS
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1
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
ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.
                         Comptroller of the Currency
                         Washington, D.C.

           b) Whether it is authorized to exercise corporate trust powers.
                         Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

ITEMS 3-15     Items 3-15 are not applicable because to the best of the
               Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                1.   A copy of the Articles of Association of the Trustee.*

                2. A copy of the certificate of authority of the Trustee to commence business.*

                3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

                4.   A copy of the existing bylaws of the Trustee.*

                5. A copy of each Indenture referred to in Item 4. Not applicable.

                6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

                7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



*  Incorporated by reference to Registration Number 333-67188.


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                                      NOTE

           The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 18th day of November, 2002.


                                      U.S. BANK NATIONAL ASSOCIATION

                                      By: /s/ Richard H. Prokosch
                                          -----------------------------------
                                          Richard H. Prokosch
                                          Vice President


By:  /s/ Lori-Anne Rosenberg
     --------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President


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
                                    EXHIBIT 6
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                                     CONSENT


           In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 18, 2002

                                      U.S. BANK NATIONAL ASSOCIATION

                                      By: /s/ Richard H. Prokosch
                                          -----------------------------------
                                          Richard H. Prokosch
                                          Vice President


By:  /s/ Lori-Anne Rosenberg
     --------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President


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
                                    EXHIBIT 7
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                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2002

                                    ($000'S)


                                                                9/30/2002
                                                             ---------------
ASSETS
      Cash and Due From Depository Institutions                  $8,809,794
      Federal Reserve Stock                                               0
      Securities                                                 28,156,313
      Federal Funds                                                 975,986
      Loans & Lease Financing Receivables                       111,491,144
      Fixed Assets                                                1,357,049
      Intangible Assets                                           8,242,263
      Other Assets                                                7,510,862
                                                             ---------------
           TOTAL ASSETS                                        $166,543,411

LIABILITIES
      Deposits                                                 $112,901,360
      Fed Funds                                                   2,319,887
      Treasury Demand Notes                                               0
      Trading Liabilities                                           285,504
      Other Borrowed Money                                       20,829,386
      Acceptances                                                   137,242
      Subordinated Notes and Debentures                           5,696,195
      Other Liabilities                                           5,198,418
                                                             ---------------
      TOTAL LIABILITIES                                        $147,367,992

EQUITY
      Minority Interest in Subsidiaries                            $990,010
      Common and Preferred Stock                                     18,200
      Surplus                                                    11,312,077
      Undivided Profits                                           6,855,132
                                                             ---------------
           TOTAL EQUITY CAPITAL                                 $19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL                           $166,543,411

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.


U.S. BANK NATIONAL ASSOCIATION

By: /s/ Richard H. Prokosch
    ------------------------------
    Vice President


Date: November 18, 2002

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